SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934


Date of Report (date of earliest event reported):                    25-Sep-03

Credit Suisse First Boston Mortgage Securities Corp. Home Equity Asset Trust Mortgage Pass-Through Certificates, HEAT Series 2003-4
(Exact name of registrant as specified in its charter)


          Delaware                      333-100669-21          13-3320910
(State or Other Jurisdiction           (Commission      (I.R.S. Employer
of Incorporation)                        File Number)     Identification No.)


11 Madison Avenue, 5th Floor
New York, New York                                                   10010
(Address of Principal Executive Offices)                        (Zip Code)



Registrant's telephone number, including area code:      (212) 325-2000
Item 5. Other Events

     On   25-Sep-03   a scheduled distribution was made from the Trust
        to holders of the Certificates. The Trustee has caused to be filed with the Commission, the Monthly Report dated 25-Sep-03
        The Monthly Report is filed pursuant to and in accordance with
        (1) numerous no-action letters (2) current Commission policy in the area.





        A.   Monthly Report Information
             See Exhibit No.1


        B.   Have and deficiencies occurred?  NO.
                      Date:
                      Amount:

        C.   Item 1: Legal Proceedings:  NONE

        D.   Item 2: Changes in Securities:   NONE

        E.   Item 4: Submission of Matters to a Vote of
             Certificateholders:  NONE

        F. Item 5: Other Information - Form 10-Q, PartII - Items 1,2,4,5 if applicable: NOT APPLICABLE


Item 7. Monthly Statements and Exhibits
        Exhibit No.

   1.)      Monthly Distribution Report Dated     25-Sep-03


Credit Suisse First Boston Mortgage Securities Corp. Home Equity Asset Trust Mortgage Pass-Through Certificates, HEAT Series 2003-4

STATEMENT TO CERTIFICATEHOLDERS

Distribution Date:           25-Sep-03

DISTRIBUTION SUMMARY

 Class     Orig Bal       Beg Bal         Prin           Rate              Int
  A-1    625,000,000    620,345,950    6,905,207       1.48500%          793,267
  A-2    277,000,000    272,123,939    3,846,935       1.48000%          346,807
  A-3    100,000,000    98,239,689     1,388,785       1.42000%          120,125
 A-IO-1  465,930,000    460,679,954        0           6.89000%        2,840,844
 A-IO-2 1,149,000,000  1,100,000,000       0           0.00000%             0
 A-IO-S 1,200,000,050  1,188,709,578       0           0.15198%          150,552
  M-1    69,000,000     69,000,000         0           1.91000%          113,486
  M-2    45,000,000     45,000,000         0           3.01000%          116,638
  M-3    18,000,000     18,000,000         0           3.31000%          51,305
  B-1    36,000,000     36,000,000         0           5.11000%          158,410
  B-2    18,000,000     18,000,000         0           5.11000%          79,205
  B-3    12,000,000     12,000,000         0           5.61000%          57,970
   X    1,200,000,050  1,188,709,578       0             N/A                0
   R         50              0             0           1.48000%             0
 Total  1,200,000,050  1,188,709,578  12,140,927                       4,828,608

 Class       Loss        Total Dist    Int Short        End Bal
  A-1        N/A         7,698,474         0         613,440,743
  A-2        N/A         4,193,742         0         268,277,004
  A-3        N/A         1,508,910         0          96,850,904
 A-IO-1      N/A         2,840,844         0         455,034,423
 A-IO-2      N/A             0             0        1,054,000,000
 A-IO-S      N/A          150,552          0        1,179,134,507
  M-1        0.00         113,486          0          69,000,000
  M-2        0.00         116,638          0          45,000,000
  M-3        0.00         51,305           0          18,000,000
  B-1        0.00         158,410          0          36,000,000
  B-2        0.00         79,205           0          18,000,000
  B-3        0.00         57,970           0          12,000,000
   X         N/A             0             0        1,179,134,507
   R         N/A             0             0              0
 Total       0.00       16,969,535         0        1,176,568,651


AMOUNTS PER $1,000 UNIT

 Class      Cusip           Prin          Int            Total
  A-1    22541Q DP 4    11.04833118   1.26922781     12.31755899
  A-2    22541Q DQ 2    13.88785108   1.25201025     15.13986134
  A-3    22541Q DR 0    13.88785110   1.20125310     15.08910420
 A-IO-1  22541Q DS 8    0.00000000    6.09714689      6.09714689
 A-IO-2  22541Q DT 6    0.00000000    0.00000000      0.00000000
 A-IO-S  22541Q KJ 0    0.00000000    0.12545997      0.12545997
  M-1    22541Q DV 1    0.00000000    1.64472217      1.64472217
  M-2    22541Q DW 9    0.00000000    2.59194444      2.59194444
  M-3    22541Q DX 7    0.00000000    2.85027778      2.85027778
  B-1    22541Q DY 5    0.00000000    4.40027778      4.40027778
  B-2    22541Q DZ 2    0.00000000    4.40027778      4.40027778
  B-3    22541Q EA 6    0.00000000    4.83083333      4.83083333
   X     22541Q EB 4    0.00000000    0.00000000      0.00000000
   R     22541Q DU 3    0.00000000    0.00000000      0.00000000
 Total      0.00        0.00000000    0.00000000      0.00000000

           Interest
        Carry-forward
 Class      Amount        End Bal
  A-1    0.00000000    981.50518805
  A-2    0.00000000    968.50904047
  A-3    0.00000000    968.50904040
 A-IO-1  0.00000000    976.61541994
 A-IO-2  0.00000000    917.31940818
 A-IO-S  0.00000001    982.61204793
  M-1    0.00000000    1000.00000000
  M-2    0.00000000    1000.00000000
  M-3    0.00000000    1000.00000000
  B-1    0.00000000    1000.00000000
  B-2    0.00000000    1000.00000000
  B-3    0.00000000    1000.00000000
   X     0.00000000    982.61204793
   R     0.00000000     0.00000000
 Total   0.00000000     0.00000000
                          GROUP 1       GROUP 2          TOTAL
Principal Distributions:
Beginning Balance         707,741,008 439,765,926      1,147,506,934
     Scheduled Prin           561,547     355,631            917,178
     Prepays (Incls Curt)   4,862,610   3,760,942          8,623,552
     Net Liq Proceeds               0           0                  0
     Loan Purchase Prices           0           0                  0
     Total Prin Remit       5,424,157   4,116,573          9,540,729
     Net Realized Loss              0           0                  0
Ending Balance            702,316,851 435,649,354      1,137,966,205
Ending Count                    5,274       2,633              7,907
	*Balance Adjusted for August substitution
Aggregate End Coll Bal    738,400,085 440,734,422      1,179,134,507

Ending Overcollateralization Amount                     2,565,855.87

Prefunding Account:
Beginning Balance         118,827,216  52,416,571        171,243,787
Subsequent Transfer        82,722,458  47,346,773        130,069,231
Added to available cert prin   21,523     (15,270)             6,254
Amount in Prefund Acct     36,083,234   5,085,068         41,168,302
	*Ending Amounts represent a Subsequent Transfer on 9/23/03 Interest Distributions:
Sched Int-Net Serv Fee      4,365,472   2,703,505          7,068,977
Less RAIS                           0           0                  0
Less NPPIS                          0           0                  0
                            4,365,472   2,703,505          7,068,977
Capitalized Interest Account:
Beginning Balance                                            634,523
less: Cap Int Require         134,149      18,837            152,986
less: W/draw Overfund Int Amt to Depositor                   481,537
Ending Balance                                                    (0)

Servicing Fee                 199,638     127,938            327,576
Trustee Fee                     1,592         989              2,582
Credit Risk Manager Fe          9,731       6,047             15,778
LPMI                            8,226       3,948             12,173
Dividend Rewards                    0           0                  0
Excess Servicing Fee           95,254      55,298            150,552
FSA Premium                         0       4,912              4,912

Current Advances as of determination date                    898,223
Outstanding Advances  (end of prior calendar month           415,226
	*Reflects Advances from Ocwen only

Has Ocwen failed the Termination Test?            NO

Delinquency Information
        30-59 days delinquent         60-89 days delinquent
            Count              Balance   Count                Balance
Grp 1        48             6,528,740      4                 466,314
Grp 2        28             3,509,353      1                 357,608
Total        76            10,038,093      5                 823,922
*Note:  Do not include loans in foreclose, bankruptcy, or REO.

        90 or more days delinquent
            Count              Balance
Grp 1         0                     0
Grp 2         0                     0
Total         0                     0
*Note:  Do not include loans in foreclose, bankruptcy, or REO.

        Outstanding Loans
            Count              Balance
Grp 1       5,274         702,316,851
Grp 2       2,633         435,649,354
Total       7,907       1,137,966,205

        Foreclosure
Grp 1       Count              Balance
Grp 2         0                     0
Total         0                     0
              0                     0
        Bankruptcy
            Count              Balance
Grp 1         0                     0
Grp 2         1               121,029
Total         1               121,029

                      REO
            Count              Balance  Market Value
Grp 1         0                     0           0
Grp 2         0                     0           0
Total         0                     0           0

# of Loans for which Prepay Prems were collected                             37
Prin Bal of Loans for which Prepay Prems were collected               6,129,953
Current amount of Prepayment Premiums                                   195,773

Current Delinquency Rate (60+days)                                     0.08014%
Rolling Three Month Delinquency Rate (60+days)                         0.12490%

Number of Loans Repurchased                                                  0
Principal Balance of Loans Repurchased                                       0

Realized Losses incurred during the related Due Period                       0
Cumulative Realized Losses since Startup Day                                 0

Weighted Average Term to Maturity of Mortgage Loans                        347
Weighted Average Gross Coupon of Mortgage Loans                       7.74764%
Weighted Average Net Coupon of Mortgage Loans                         7.21571%

Aggregate number of Mortgage Loans in the pool                          7,907

Insured Payment on Class As                                              0.00

Senior Enhancement Percentage                                        16.65720%

Net Excess Spread                                                     2.58678%

Deposit to Basis Risk Reserve Fund                                          0
Basis Risk Reserve Fund Balance                                         5,000

Interest Rate Cap Account
        Beginning Balance                                                  0
        Deposits                                                           0
        Withdrawals                                                        0
        Ending Balance                                                     0

        Target Amount for the preceding Distribution Date         18,000,001


        SIGNATURES
Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Credit Suisse First Boston Mortgage Securities Corp. Home Equity Asset Trust Mortgage Pass-Through Certificates, HEAT Series 2003-4


                        By: /s/ Sheryl Christopherson
                        Name: Sheryl Christopherson
                        Title:  Vice President
                        US Bank, NA, as Trustee